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                           BARR ROSENBERG SERIES TRUST
              AXA Rosenberg International Small Capitalization Fund
                   AXA Rosenberg Value Long/Short Equity Fund
       AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund
                         AXA Rosenberg Enhanced 500 Fund
                     AXA Rosenberg International Equity Fund
                   AXA Rosenberg Global Long/Short Equity Fund
                        AXA Rosenberg U.S. Discovery Fund
                           AXA Rosenberg European Fund
                  AXA Rosenberg U.S. Large Capitalization Fund
                    AXA Rosenberg U.S. Long/Short Equity Fund

                        Supplement dated December 2, 2002
                                       to
                       Statement of Additional Information
                               dated July 31, 2002

     This supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information.

     The Statement of Additional Information is hereby amended as follows:

                             PORTFOLIO TRANSACTIONS

     The third sentence of the last paragraph of the subsection entitled "Brokerage and Research Services" in the section entitled "Portfolio Transactions" is replaced in its entirety by the following:

     "Until December 31, 2002 or such later date as the Distributor in its sole discretion shall determine, the Distributor will pay participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of the Funds."